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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the GATX Corporation, Centron DPL Company Inc., Profit Sharing Plan, of our report dated January 28, 1997, with respect to the consolidated financial statements of GATX Corporation and schedules included or incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1996.

                                        /s/ ERNST & YOUNG LLP

December 22, 1997